AMERICAN RESIDENTIAL PROPERTIES, INC. NAREIT INVESTOR FORUM JUNE 2015

EPS\Management Presentation\American Residential Properties - 602505097 DISCLAIMER AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS The information in this presentation has been prepared solely for informational purposes and does not constitute an offer to sell or the solicitation of an offer to purchase any securities. Some of the statements in this presentation constitute forward-looking statements. The forward-looking statements included in this presentation reflect American Residential Properties, Inc.’s (“ARPI’s”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause ARPI’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: ARPI’s ability to effectively deploy its capital; ARPI’s business and investment strategy; ARPI’s projected operating results; economic, demographic or real estate developments in ARPI’s markets; home value appreciation, employment growth, residential building permits, median household income and household formation in ARPI’s markets; defaults on, early terminations of or non-renewal of leases by ARPI’s tenants; ARPI’s ability to identify properties to acquire and to complete acquisitions; increased time and/or expense to gain possession and restore properties; ARPI’s ability to successfully operate acquired properties; projected operating costs; rental rates or vacancy rates; ARPI’s ability to obtain financing arrangements; general volatility of the markets in which ARPI participates; ARPI’s expected investments; interest rates and the market value of ARPI’s target assets; impact of changes in governmental regulations, tax law and rates and similar matters; ARPI’s ability to qualify and maintain ARPI’s qualification as a REIT; availability of qualified personnel; estimates relating to ARPI’s ability to make distributions to ARPI’s stockholders in the future; ARPI’s understanding of ARPI’s competition; and market trends in ARPI’s industry, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on the beliefs, assumptions and expectations of ARPI as to future events, taking into account all information currently available to ARPI. Forward-looking statements are not guarantees of future events or of ARPI’s performance. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARPI. If a change occurs, ARPI’s business, financial condition, liquidity, cash flows and results of operations may vary materially from those expressed in or implied by the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for ARPI to predict the occurrence of those matters or the manner in which they may affect ARPI. ARPI is not obligated to, and does not intend to, update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. ARPI makes no, and hereby disclaims any, representations or warranties as to the accuracy, completeness or fitness for a particular use of the data contained herein. Nothing herein should be construed as investment, financial, legal or similar advice. Please consult your own advisors for any such advice. 2

EPS\Management Presentation\American Residential Properties - 602505097 A SINGLE-FAMILY RENTAL PIONEER 3

EPS\Management Presentation\American Residential Properties - 602505097 WHO IS AMERICAN RESIDENTIAL PROPERTIES, INC.? An Experienced, Internally Managed Single-Family Rental Company with a National Footprint (1) Deutsche Bank, JP Morgan, Citibank, BAML, Morgan Stanley, Key Bank, Barclay’s, Raymond James and Comerica. Public Company • NYSE Listed Company (Ticker: ARPI) Experience & Proven Track Record • Founders have seven years of proven single-family rental operating experience, starting with own capital • Extensive history as real estate investment managers as well as expertise with public capital markets and securitization processes Centralized Operating Platform • Fully internalized operating and property management platform • Building regional and local leasing and property management infrastructure Resident-Centric Operating Strategy • Resident-centric operating philosophy designed to maximize revenue and resident retention with 24/7 service Diversified, High-Quality Portfolio • As of March 31, 2015: − Own and manage $1.4B of assets − Portfolio of 9,038 homes in 38 MSAs in 13 states − Stabilized portfolio occupancy of 93% Proven Access to Institutional Capital • Raised over $1.6B of debt and institutional capital without reliance on private equity Broad-based Banking Support • Nine major financial institutions in $500MM corporate credit facility (with $750MM accordion) providing exceptional financial flexibility(1) Internally Managed & Experienced Independent Directors • Internally managed with clear shareholder and management alignment • Independent members of Board of Directors have extensive public company experience 4

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR STRATEGY? An Experienced, Internally Managed Single-Family Rental Company with a National Footprint A company with leadership, experience & a fully integrated operating platform – well-positioned to expand its portfolio and operations Disciplined Acquisition Strategy • Focus on markets with robust job growth, population in-migration and dynamic underlying economic fundamentals • Seek strong rental demand with potential for significant rent growth and home price appreciation • Capitalize on all sourcing channels (MLS, portfolio and auction) • Target newer homes with 3 to 4 bedrooms in good school districts within family-oriented communities Scale & Operational Efficiencies • National purchasing programs with major suppliers including Pittsburgh Paints, The Home Depot, Sears, and United Building Supply. • Property inspectors, leasing teams and maintenance technicians Research & Technology • Utilize geocoding technology to analyze variables on a street-by-street basis • Proprietary Enterprise Management System software developed to manage workflow and capture data from acquisition to restoration, leasing life-cycles, re-tenancy and routine maintenance • Electronic access to properties as well as mobile application integration for vendors and leasing agents Supply & Demand Fundamentals • Declining homeownership rate (63.7%(1)) and growing preference to rent among millennials • Tighter mortgage underwriting standards, inability to fund down payment and credit challenges • Looming housing shortage due to lack of builder activity (2008-2013) Benefits Relative to Multi-Family • Larger living spaces at lower rents ($0.69 PSF for ARPI portfolio vs $1.08 PSF for average multi-family unit(2)) • Lower turnover (28% vs 54%(2)) and longer resident tenure • Similar occupancy rates on a stabilized basis with substantial rent growth potential Extraordinary Opportunity • Tremendous asset base - 15MM single-family rental homes totaling $2.7 trillion(3) • Fragmented cottage industry with operating inefficiencies and lack of professional management (1) U.S. Census Bureau, April 2015 (2) National Apartment Association, 2014 Survey of Operating Income & Expenses in Rental Apartment Communities (3) John Burns Real Estate Consulting, LLC, U.S Housing Forecast & Analysis, May 2015 5

Who Runs & Oversees the Company?

Experienced Senior Management & Independent Directors

Experienced Senior Management Team							
Real Estate Experience	**Stephen Schmitz** Chairman & CEO Co-Founder > 30 years	**Laurie Hawkes** Director, President & COO Co-Founder > 30 years	**Shant Koumriqian** CFO 20 years	**Lani Porter** SVP of Operations 20 years	**Jay Byce** SVP of Investments > 15 years	**Patricia Dietz** General Counsel & CCO > 15 years	**Kate Burda** SVP of Leasing > 15 years
Relevant Prior Experience	• CIO of Franchise Finance Corporation of America (NYSE: FFA)	• President & Partner at U.S. Realty Advisors, a $3 B Private RE Firm • Managing Director at CS First Boston & Salomon Brothers specializing in Real Estate & Mortgage Investment Banking	• CFO of MPG Office Trust (NYSE: MPG) • Senior level management and audit positions at Arthur Andersen & Deloitte	• COO at nCommand, developed virtual loan process for mortgages • Director of Operations at Hometown Mortgage • CFO & VP of Operations at Accruent	• Managing Director at Colony American Homes, LLC, with responsibility for acquiring over 6000 homes • VP at Regions Bank	• Senior Counsel, Vice President & Assistant Secretary at GE Capital, Franchise Finance • Vice President of Legal Services at Fidelity National Information Services	• Vice President of Sales and Marketing, CSM Corporation, Hospitality • Vice President of Sales and Marketing, Hyatt Hotels

Independent Directors				
Public Company Experience	**Douglas Benham** 10 years	**David Brain** 15 years	**Keith Guericke** > 20 years	**Todd Mansfield** 20 years
Relevant Experience	• Former CEO of Arby's, Inc. • Director of Bob Evans Farms, Inc. (NASDAQ: BOBE) • Former Director of Sonic Corp. & O'Charley's, Inc.	• Former President & CEO, EPR Properties (NYSE: EPR)	• Former CEO & current Director & Vice Chairman, Essex Property Trust (NYSE: ESS)	• President & CEO, Crescent Communities, LLC • Former EVP at The Walt Disney Company (NYSE: DIS)

Clear alignment between ARPI management and shareholders

AMERICAN RESIDENTIAL PROPERTIES

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How Did We Build the Company?

Systematic & Disciplined Evolution of a SFR Pioneer

2008 — Founded ARP LLC

- Recognized unique opportunity
- Invested own capital to develop institutional standards, acquisition & operating platform
- Began acquiring, restoring & operating SFR homes

2010 — Formed Phoenix Fund I

- One of first to raise institutional equity dedicated to SFR opportunity
- First to obtain structured credit facility for SFR from national commercial bank (Wells Fargo)

2012 — Formed ARPI

- Contributed operating & property management platform
- Raised $371MM of equity in two Rule 144A offerings to institutional investors
- Expanded operations into ten states

2013 — ARPI IPO

- Raised $287MM of equity through IPO & expanded into 13 states
- Secured $380MM credit facility with accordion up to $500MM
- Established national purchasing programs
- Issued $115MM of five-year convertible notes

2014 — First Full Year on NYSE

- Expanded regional infrastructure
- Opened internal leasing office in Phoenix
- Expanded credit facility to $500MM with accordion up to $750MM
- Completed $342MM securitization transaction

2015 — Focus on Organic Revenue Growth

- Realigned acquisitions and leasing teams to focus on improving occupancy while driving rent growth
- Expanding regionalization initiative by opening internal leasing and maintenance operations based in core markets

It is not what we will do…it is what we have been doing for the past seven years

AMERICAN RESIDENTIAL PROPERTIES

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EPS\Management Presentation\American Residential Properties - 602505097 STRATEGIC OUTLOOK FOR 2015 8 Focus on Organic Internal Revenue Growth and Operating Efficiencies • Attract & Retain High Quality Residents- Aggressively drive occupancy and reduce resident turnover • Focus on Organic Revenue Growth- Aggressively sell rental increases on both renewals and lease turns • Focus on Efficiency- Manage R&M and turn costs downward • Maintain Current Capital Structure- Cap leverage at 60% 75% 77% 79% 81% 83% 85% 87% 89% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 OVERALL OCCUPANCY 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 4.10% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 RENT INCREASES ON RENEWALS 60% 62% 64% 66% 68% 70% 72% 74% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 RESIDENT RETENTION

EPS\Management Presentation\American Residential Properties - 602505097 AN EXPERIENCED OPERATING COMPANY 9

EPS\Management Presentation\American Residential Properties - 602505097 WHERE DO WE OWN PROPERTIES? Homes Owned 9,038 States 13 Average Age 17 years Average Size 1,823 sq. ft. Average Investment(2) $151,598 Average Monthly Rent(2) $1,272 Total Occupancy 89% Stabilized Occupancy(3) 93% Markets with Job & Population Growth with Strong Rent & Home Price Appreciation Portfolio Overview(1) ARPI Corporate Headquarters Regional Office ARPI Market Portfolio Distribution(4) (1) As of March 31, 2015 (2) Average for 8,444 self-managed properties (excludes local operator portfolio) (3) Properties are considered stabilized when renovations have been completed and the properties have been leased or available for rent for a period of greater than 90 days. Properties with in-place leases at the date of acquisition are also considered stabilized even though these properties have not been renovated by us and may require future renovations to meet our standards. (4) By number of homes owned as of March 31, 2015 10 Phoenix, AZ 15% Dallas-Fort Worth, TX 13% Houston, TX 12% Atlanta, GA 12% Nashville, TN 9% Indianapolis, IN 6% Chicago, IL 6% Charlotte, NC 4% Raleigh, NC 3% Inland Empire, CA 2% All Other Markets 18%

What Is Our Organizational Structure?

A Vertically Integrated Platform Designed for Scale & Operating Efficiencies

ARPI Corporate Headquarters (Phoenix, AZ)

Acquisitions & Sourcing

- Market Evaluation
- Sourcing Management
- Underwriting
- Pricing
- Closing
- Utilize network of external agents nationwide

Operations

- Property Management
  - Renovations, Re-tenancy & Maintenance
  - HOA Relations
  - Utilities Administration
- National Purchasing Programs
- National Quality Assurance
- Resident Services Call Center
- Deep bench of qualified & certified external contractors

Marketing, Leasing, & Resident Relations

- Branding & Market Awareness
- Leasing
- Resident Underwriting & Application Approval
- Social Media & Local Marketing Campaigns
- Resident Retention Program
- Experienced network of external regional leasing agents nationwide

Finance & Accounting

- Capital Raising & Financing
- Accounting & Tax Management
- Rent Collection
- Revenue Max Programs
- Vendor & Contractor Payments
- HOA, Tax & Utilities Payments
- SOX Compliance
- Risk Management

Information Technology & Data Systems

- Enterprise Technology System (SPINE EMS)
- Database Management
- Market & Rental Data
- Performance Measurement & Management Reporting
- Research Library

Southwest: AZ, CA, NV

South Central: TX, CO

North Central: IL, IN, OH

Southeast: TN, FL, GA, NC, SC

Regional & Local Operations

- Acquisition, Inspection and Leasing Specialists in Regional Offices
- National, Regional and Local Suppliers & Vendors
- "Feet-on-the-Street" External Leasing Agents with Internal Leasing Offices in Phoenix, Atlanta & North Carolina
- National Quality Assurance Inspectors

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AMERICAN RESIDENTIAL PROPERTIES

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE SELECT MARKETS? Our market strategy balances strong economic fundamentals, rent growth, HPA potential & discount to replacement cost to generate attractive risk-adjusted returns AVERAGE ANNUAL EMPLOYMENT GROWTH(1) (2015-2018) 3.2% 3.3% 2.1% 2.9% 2.2% 3.5% 3.2% 2.7% 0% 1% 2% 3% 4% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 1.9% AVERAGE ANNUAL POPULATION GROWTH(1) (2015-2018) 3.0% 2.2% 2.1% 2.2% 1.5% 3.3% 2.1% 2.7% 0% 1% 2% 3% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 0.7% AVERAGE ANNUAL RENT PER LEASED HOME AS % OF AVERAGE INVESTMENT PER LEASED HOME(2) PROJECTED HOME VALUE APPRECIATION(4) (2015-2018) 8.5% 11.0% 11.4% 10.2% 9.7% 9.6% 9.6% 9.8% 10.7% 0% 4% 8% 12% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh Other (3) Portfolio Wide: 10.2% 20.5% 21.6% 13.2% 15.9% 23.8% 16.1% 16.2% 14.8% 0% 4% 8% 12% 16% 20% 24% Phoenix Dallas Houston Atlanta Nashville Orlando Charlotte Raleigh National: 16.5% Focus on Markets with Strong Macro- and Micro-Economic Fundamentals 12 See Supplemental Notes hereto for footnote references above

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE ACQUIRE PROPERTIES? Disciplined Acquisition Platform Utilizing Market Knowledge and Technology  School scores / educational attainment levels  Low crime index  Attractive rental fundamentals / family-friendliness metrics  Proximity to lifestyle amenities  Driving distance to employment centers  Access to major transportation routes  Low 3 & 4 bedroom single-family vacancy rates / rental saturation CRITICAL SUBMARKET CHARACTERISTICS  Analyze submarket rental supply / demand fundamentals  Rents/ acquisition yields / above average median income levels  3 & 4 bedroom, detached, entry-level homes  Generally post-1990 construction  Light-to-moderate restoration needs (typically 5% to 15% of purchase price)  Avoid FEMA Special Flood Hazard Areas DISCIPLINED ACQUISITION CRITERIA CUMULATIVE ACQUISITION VOLUME AND CHANNEL TYPE (Q2 2012 – Q1 2015) CUMULATIVE ACQUISITIONS BY CHANNEL TYPE (JUNE 2012 – MARCH 2015) MLS 46% Auction 12% Portfolio 42% 13 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 10000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Cumulative Portfolio Acquisitions Cumulative Auction Acquisitions Cumulative MLS Acquisitions 70 729 1,775 2,531 4,089 5,440 6,073 6,762 7,205 8,223 8,893 9,038

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR ACQUISITION CRITERIA? We Seek Significant Discounts to Replacement Cost 14 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 ARPI DISCOUNT TO REPLACEMENT COST BY MARKET(1)(2) RS Means 2014 Replacement Cost per Square Foot ARP Investment per Square Foot (Q1 2015) 33% 38% 37% 35% 21% 53% 30% 34% 29% 26% 20% 30% 39% 34% See Supplemental Notes hereto for footnote references above

EPS\Management Presentation\American Residential Properties - 602505097 HOW MUCH HAVE HOME PRICES APPRECIATED? Uneven Recovery has Created Opportunities to Buy at a Discount in Select Markets 15 Source for HPA: FHFA Purchase-Only & All Transactions Index as of March 31, 2015 See Supplemental Notes hereto for footnotes references above ARPI Portfolio (1) HPA Trends (2)(3) Metropolitan Statistical Area (4) Homes Total Investment (Millions) % of Total Investment Since Q2 2012 Last 12 Months Phoenix-Mesa-Scottsdale, AZ 1,380 $203.6 15.1% 39.2% 5.8% Atlanta-Sandy Springs-Roswell, GA 1,102 $167.3 12.4% 28.0% 4.2% Houston-The Woodlands-Sugar Land, TX 1,106 $165.1 12.2% 27.1% 7.0% Nashville-Davidson-Murfreesboro-Franklin, TN 833 $148.7 11.0% 21.3% 9.2% Dallas-Plano-Irving, TX 734 $124.7 9.2% 24.6% 9.3% Chicago-Naperville-Arlington Heights, IL 511 $66.8 4.9% 11.1% 3.9% Charlotte-Concord-Gastonia, NC-SC 380 $61.5 4.6% 16.9% 9.7% Fort Worth-Arlington, TX 385 $61.2 4.5% 19.2% 8.5% Orlando-Kissimmee-Sanford, FL 355 $60.7 4.5% 33.1% 8.7% Corpus Christi, TX 248 $47.0 3.5% 17.6% 6.3% Riverside-San Bernardino-Ontario, CA 213 $38.6 2.9% 46.2% 7.2% Indianapolis-Carmel-Anderson, IN 538 $38.6 2.9% 10.6% 4.5% Raleigh, NC 245 $37.7 2.8% 13.2% 5.7% Winston-Salem, NC 234 $29.6 2.2% 3.8% 3.2% San Antonio-New Braunfels, TX 102 $16.0 1.2% 16.0% 7.7% Cincinnati, OH-KY-IN 83 $13.8 1.0% 8.2% 3.8% Wilmington, NC 49 $8.4 0.6% 8.4% 4.3% Las Vegas-Henderson-Paradise, NV 68 $7.5 0.6% 58.7% 7.4% Cape Coral-Fort Myers, FL 134 $7.0 0.5% 31.4% 10.8% Other MSAs 338 $47.2 3.5% 24.9% 6.6% Total / Weighted Averages (5) 9,038 $1,350.8 100.0% 25.0% 6.6%

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE RESTORE & MAINTAIN PROPERTIES? • Electronic access management • Project evaluation, pricing & project management via mobile applications • Restoration costs average between 5% to 15% of purchase price • Vendor qualifications & quality assurance programs • In-house 24/7 Resident Services Center • Expansion of national purchasing programs Building on our experience, we are developing a consistent approach to restoration & maintenance across geographic markets RESTORATION & MAINTENANCE 16 Focus on Cost Effectiveness, Expediency, and Quality Control

EPS\Management Presentation\American Residential Properties - 602505097 HOW DO WE SELECT VENDORS & MAINTAIN QUALITY? ARP Vendor Qualifications & Quality Assurance Program Building State-of-the-Art Services and Successful Partnerships while Leveraging Technology to Support Sustained Growth • Retain the best general contractors, vendors, and suppliers in the industry • Provide advanced tools and technology for nationwide growth • Implement best practices and policies for mutual success • Create a common understanding of ARP standards with partners & vendors • Employ market-appropriate standards for assets nationwide • Comprehensive inspections for scoping and pricing • Inspections for restoration progress / completion to verify “rent-ready” status 17

EPS\Management Presentation\American Residential Properties - 602505097 COMMUNICATIONS • Resident Orientation Manual for Home Operation & Maintenance • Surveys for New Move-in, Maintenance Request Follow-up & Move-out • Monthly “Welcome Home” Resident newsletter • Broker Communications Blast (social media invitations, weekly “Hot List” blasts) SOCIAL MEDIA • Regular posts/updates on Facebook, Twitter, Pinterest & YouTube • Quarterly Social Media Resident Contests • Designing Spaces TV Segments on Lifetime Network • Holiday contests and promotions RESIDENT PROMOTIONS • Resident Gift Bags • Custom ARPI Door Mats & Key Fobs Broker e-blast of “Hot List” properties ADVERTISING • Zillow • Multiple Listing Service • Trulia • “For Rent” Yard Signs • Rentals.com WHAT IS OUR MARKETING & BRANDING STRATEGY? Resident Retention is Key to Revenue and Shareholder Value • ARPI website • Craigslist • Hot Pads • Weekly “Hot List: email blast to external brokers in each MSA 18

EPS\Management Presentation\American Residential Properties - 602505097 WHAT RENT INCREASES HAVE WE ACHIEVED? Average of 3.8% Rent Increases on Lease Renewals in Q1 2015 and 4.0% on Lease Turns while Maintaining 72% Resident Retention Renewals New Leases Market # of Renewals Average % Rent Increase # of Leases Average % Increase from Previous Lease Atlanta, GA 38 3.55% 318 4.27% Austin, TX 3 4.05% 2 5.42% Charleston, SC 2 4.99% 2 4.65% Charlotte, NC 46 4.12% 64 2.63% Cincinnati, OH 16 2.74% 6 4.44% Corpus Christi, TX 26 3.98% 37 3.32% Dallas-Fort Worth, TX 136 4.26% 203 3.10% Fort Myers, FL 2 5.19% 33 20.88% Houston, TX 137 4.52% 85 5.07% Indianapolis, IN 14 2.48% 82 -3.67% Las Vegas, NV 13 3.81% 10 4.74% Nashville, TN 95 3.36% 129 0.28% Orlando, FL 13 4.19% 144 10.43% Other CA 2 3.99% 5 1.71% Phoenix, AZ 163 3.16% 151 3.73% Raleigh, NC 32 3.94% 28 1.23% Riverside-San Bernardino, CA 42 3.89% 15 6.79% San Antonio, TX 12 4.84% 12 2.99% Tampa, FL 2 2.65% 3 4.45% Wilmington, NC 18 3.71% 13 3.49% Winston-Salem, NC 47 3.48% 16 9.80% Total / Weighted Average 859 3.85% 1360 4.00%

EPS\Management Presentation\American Residential Properties - 602505097  Average tenure at current job is six years  Typically two-income household  Average head of household is in late 30s  Average of two children per household  Rental rate as percentage of household income approximately 19% SAMPLE PROFILE OF ARPI RESIDENTS (1) The averages/ratios are based on information derived from only that portion of leases in ARP’s portfolio entered into between approximately May 2013 to April 30, 2015 and does not reflect any lease entered into prior to such date or any lease of a property where such property was acquired by ARPI in a portfolio acquisition. (2) Figures include only leases underwritten by ARPI. These figures do not reflect acquired leases where there is a tenant in place at time of acquisition. (3) State Median Household income based on U.S. Census 2013 American Community Survey (4) Excludes Colorado (< 5 properties) (5) Excludes local operator portfolio properties. SAMPLE RESIDENT PROFILE(1) Average Resident is part of a two-income household with stable income Region Southwest South- Central(4) Midwest(5) Southeast Sample Resident Profile Statistics(1) AZ CA NV TX IN OH TN NC SC GA FL TOTAL(5) Average Rental Rate $1,044 $1,331 $1,055 $1,487 $802 $1,438 $1,433 $1,196 $1,115 $1,258 $1.184 $1,272 Average Rental Price/SF $0.61 $0.76 $0.68 $0.74 $0.59 $0.79 $0.76 $0.69 $0.76 $0.61 $0.69 $0.69 Average ARPI Household Income (2) $62,622 $68,699 $58,068 $89,007 $38,373 $83,551 $87,270 $73,206 $58,110 $73,846 $51,429 $76,581 State Median Household Income(3) $57,163 $68,222 $59,462 $61,208 $59,428 $61,030 $54,691 $56,111 $54,686 $57,458 $55,774 $51,939 Average ARPI Income to Rent Ratio(2) 5.00 4.30 4.59 4.99 3.99 4.84 5.08 5.10 4.34 4.89 3.62 5.02 Average ARPI Rent to Income Ratio(2) 20.0% 23.2% 21.8% 20.0% 25.1% 20.7% 19.7% 19.6% 23.0% 20.4% 27.6% 19.9% Average Renewal Rent Increase (Q1 2015) 3.2% 3.9% 3.8% 4.4% 2.5% 2.7% 3.4% 3.8% 5.0% 3.5% 4.0% 3.8% Average Increase on New Leases (Q1 2015) 3.7% 6.1% 4.7% 4.0% -3.7% 4.4% -0.3% 4.5% 4.7% 4.3% 14.0% 4.0% 20

EPS\Management Presentation\American Residential Properties - 602505097 WHAT ARE THE OPPORTUNITIES FOR FUTURE GROWTH? Robust Investment Pipeline, Growing Rental Demand & Potential Housing Shortage • Foreclosure inventory- Over 4.4 MM non-performing mortgages (1) • Consolidation - Sub-scale SFR operators with limited capital access • Existing SFR market - 35% of total rental market (~$2.7 trillion)(1) ROBUST SUPPLY PIPELINE • Financial crisis- Housing crash created 6 MM+ potential rental households • Credit challenges -Families unable to afford down payment or obtain mortgage financing • Millennials –Prefer flexibility of renting for job mobility and maintenance services • Housing Shortage – New inventory (2008-2013) has not kept pace with population growth SOLID AND INCREASING DEMAND (1) John Burns Real Estate Consulting, LLC, May 2015. 64% 23% 13% Type Homes (millions) Total 133.4 Owner Occupied 77.0 Multi-Family Rental 28.0 Single-Family Rental 15.0 Vacant 13.4 Owner Occupied Multi-Family Rental OCCUPIED HOMES(1) SFR ~$2.7 trillion LONG-ESTABLISHED COMPONENT OF U.S. HOUSING MARKET • 1 in 8 occupied single-family homes are rentals (1) • ~35% of the total rental market is SFR (~$2.7 trillion) • Opportunity may dwarf multi-family public REIT market • Highly fragmented ownership • “Mom & pop” and regional owners / operators 21

EPS\Management Presentation\American Residential Properties - 602505097 FINANCIAL OVERVIEW 22

EPS\Management Presentation\American Residential Properties - 602505097 HOW DID WE PERFORM DURING 2014?  Increased total revenue by 129% to $87 million during FYE 2014 compared to FYE 2013.  Achieved Core FFO attributable to common stockholders of $12.4 million, or $0.38 per diluted share in FYE 2014, an increase of 142% over prior year.  Produced FFO attributable to common stockholders of $8.5 million, or $0.26 per diluted share in FYE 2014 compared to negative $(3.5) million, or $(0.13) per diluted share in FYE 2013.  Invested $457 million to acquire 2,839 homes, bringing our portfolio to 8,893 homes as of December 31, 2014  Increased the leased rate on our total portfolio to 81% as of December 31, 2014, up from 75% as compared to December 31, 2013.  Achieved a leased rate of 92% on stabilized properties as of December 31, 2014.  Increased total leased properties by 2,645 homes during FYE 2014, a 58% increase in the number of leased properties as of December 31, 2013.  Achieved rent increases averaging over 3% on renewals with an overall average resident retention rate in excess of 70% during FYE 2014.  Raised $341 million in gross proceeds, with an effective weighted average spread over LIBOR of 2.11%, through the securitization of a portfolio of 2,876 single-family homes. 23 Strong Progress in Occupancy and Financial Stability

EPS\Management Presentation\American Residential Properties - 602505097 HOW DID WE PERFORM IN FIRST QUARTER 2015?  Increased total revenue by 9% to $27.5 million compared to the prior quarter.  Achieved Core FFO attributable to common stockholders of $4.5 million, or $0.14 per diluted share, an increase of 60% over the prior quarter  Produced FFO attributable to common stockholders of $3.6 million, or $0.11 per diluted share  Acquired 149 homes, bringing our portfolio to 9,038 homes  Increased the leased rate on the total portfolio to 89%, up from 81% as of year-end.  Reached a leased rate of 93% on stabilized properties, up from 92% as of year-end.  Increased total leased properties by 867 homes, producing a 12% increase in the number of leased properties compared to the prior quarter.  Achieved rent increases averaging 3.8% on renewals with an overall resident retention of 72%. 24 Strong Progress Towards Portfolio Stabilization

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR CAPITAL STRUCTURE?  Flexible Capital Structure  Adequate liquidity to finance external growth (1) Based on 33.2 million shares, including RSUs, OP units, LTIP units (vested and unvested) and a $18.72 closing price on June 5, 2015. (2) As of March 31, 2015 (3) Availability under $500 million credit facility is subject to borrowing base limitations which may limit ARPI’s ability to fully draw on this facility (does not include the accordion feature up to $750 million) 25 Equity Market Capitalization(1) $ 622 Outstanding Under Credit Facility $ 350 Exchangeable Senior Notes(3) $ 115 Asset-Backed Securitization $ 342 Total Capitalization $ 1,429 Debt / Total Capitalization 56% MARCH 31, 2015 CAPITALIZATION ($MM) MARCH 31, 2015 LIQUIDITY ($MM) Cash and Cash Equivalents(2) $ 23 Undrawn Credit Facility(3) $ 150 Total Liquidity $ 173 Demonstrated Experience with Long Track Record of Raising Equity & Debt Capital

EPS\Management Presentation\American Residential Properties - 602505097 AMERICAN RESIDENTIAL PROPERTIES, INC. ________________________________________________ Note: Properties pictured throughout the presentation are sample properties included in the ARPI’s portfolio, but not necessarily representative of all properties in the portfolio. RALEIGH, NC DALLAS, TX PHOENIX, AZ NASHVILLE, TN CORPUS CHRISTI, TX RIVERSIDE, CA 26

EPS\Management Presentation\American Residential Properties - 602505097 WHAT DIFFERENTIATES US? • Seven years of actual operating experience • Proven track record with operational transparency • Internally - managed • Disciplined acquisition & intelligent aggregation strategy • Resident-centric operating philosophy • Advanced operating systems & technology • Long-term growth-oriented business with attractive returns A Premier SFR Operating Company Focused on Delivering a Best-in-Class Rental Experience 27

EPS\Management Presentation\American Residential Properties - 602505097 APPENDIX 28

EPS\Management Presentation\American Residential Properties - 602505097 STRATEGICALLY ACQUIRED PORTFOLIO See Supplemental Notes hereto for footnote references above 29 Total Portfolio of Single-Family Homes March 31, 2015 (unaudited) Leased Homes MSA/Metro Division Number of Homes Average Purchase Price Per Home(1) Average Capital Expenditures Per Home(2) Average Investment Per Home(3) Aggregate Investment (thousands)(4) Percentage Leased(5) Average Age (years) Average Size (square feet) Average Monthly Rent(6) Annual Average Rent as a Percentage of Average Investment(7) Self-Managed Portfolio Phoenix, AZ 1,380 $ 138,109 $ 9,349 $ 147,458 $ 203,492 97.50% 17 1,713 $ 1,044 8.50% Dallas-Fort Worth, TX 1,119 $ 153,478 $ 12,634 $ 166,112 $ 185,879 88.90% 11 2,103 $ 1,507 11.00% Houston, TX 1,106 $ 141,260 $ 7,981 $ 149,241 $ 165,061 90.20% 7 1,934 $ 1,419 11.40% Atlanta, GA 1,089 $ 136,919 $ 14,622 $ 151,541 $ 165,028 79.00% 16 2,080 $ 1,258 10.20% Nashville, TN 833 $ 166,175 $ 12,278 $ 178,453 $ 148,651 84.30% 11 1,864 $ 1,433 9.70% Florida 623 $ 127,630 $ 13,943 $ 141,573 $ 88,200 86.70% 14 1,726 $ 1,184 10.20% Other Texas 375 $ 166,908 $ 12,260 $ 179,168 $ 67,188 88.80% 10 1,978 $ 1,630 11.00% Charlotte, NC-SC 379 $ 153,571 $ 8,347 $ 161,918 $ 61,367 76.50% 10 2,047 $ 1,248 9.60% Inland Empire, CA 213 $ 156,562 $ 24,494 $ 181,056 $ 38,565 97.20% 16 1,915 $ 1,431 9.50% Raleigh, NC 241 $ 145,303 $ 8,564 $ 153,867 $ 37,082 82.60% 9 1,746 $ 1,233 9.80% Indianapolis, IN 455 $ 65,441 $ 10,675 $ 76,116 $ 34,633 91.00% 50 1,351 $ 802 12.50% Winston-Salem, NC 234 $ 122,619 $ 4,005 $ 126,624 $ 29,630 85.50% 12 1,426 $ 1,106 10.60% Other California 80 $ 110,754 $ 22,159 $ 132,913 $ 10,633 98.80% 36 1,335 $ 1,068 9.70% Las Vegas, NV 68 $ 97,738 $ 12,938 $ 110,676 $ 7,526 97.10% 15 1,553 $ 1,055 11.30% Other MSAs/Metro Divisions 249 $ 140,949 $ 8,280 $ 149,229 $ 37,158 87.60% 10 1,639 $ 1,248 10.20% Self-Managed Portfolio Total/Weighted Average 8,444 $ 140,199 $ 11,399 $ 151,598 $ 1,280,093 88.20% 15 1,855 $ 1,272 10.20% Local Operator Portfolio Chicago, IL 511 $ 130,705 $ 66,790 100.00% 55 1,406 $ 794 7.30% Indianapolis, IN 83 $ 47,302 $ 3,926 100.00% 59 1,160 $ 354 9.00% Local Operator Portfolio Total/Weighted Average 594 $ 119,051 $ 70,716 100.00% 56 1,372 $ 733 7.40% Total Portfolio Total/Weighted Average 9,038 $ 149,459 $ 1,350,809 89.00% 17 1,823 $ 1,232

EPS\Management Presentation\American Residential Properties - 602505097 STRATEGICALLY ACQUIRED PORTFOLIO See Supplemental Notes hereto for footnote references above 30 Portfolio of Stabilized (1) Single-Family Homes - March 31, 2015 (unaudited) MSA/Metro Division Number of Homes Average Investment Per Home (2) Homes Leased Homes Vacant (3) Percentage Leased Self-Managed Portfolio Phoenix, AZ 1,379 $ 147,506 1,345 34 97.5 % Houston, TX 1,101 $ 149,157 998 103 90.6 % Dallas-Fort Worth, TX 1,074 $ 165,461 995 79 92.6 % Atlanta, GA 942 $ 148,629 860 82 91.3 % Nashville, TN 751 $ 176,737 702 49 93.5 % Florida 589 $ 139,452 540 49 91.7 % Indianapolis, IN 444 $ 76,614 414 30 93.2 % Other Texas 371 $ 178,815 333 38 89.80% Charlotte, NC-SC 336 $ 159,242 290 46 86.3 % Winston-Salem, NC 234 $ 126,625 200 34 85.5 % Raleigh, NC 231 $ 152,268 199 32 86.1 % Inland Empire, CA 213 $ 181,055 207 6 97.2 % Other California 80 $ 132,911 79 1 98.8 % Las Vegas, NV 68 $ 110,676 66 2 97.1 % Other MSAs/Metro Divisions 246 $ 149,069 218 28 88.6 % Self-Managed Portfolio Total/Weighted Average 8,059 $ 150,425 7,446 613 92.4% Local Operator Portfolio Chicago, IL 511 $ 130,705 511 - 100.0% Indianapolis, IN 83 $ 47,302 83 - 100.0% Local Operator Portfolio Total/Weighted Average 594 $ 119,051 594 - 100.0% Total Portfolio Total/Weighted Average 8,653 $ 148,271 8,040 613 92.9%

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS THE PROFILE OF THE PORTFOLIO BY GEOGRAPHIC DISTRIBUTION? 31 Phoenix, AZ $203,492 15% Dallas-Fort Worth, TX $185,879 14% Houston, TX $165,061 12% Atlanta, GA $165,028 12% Nashville, TN $148,651 11% Florida $88,200 7% Other Texas $67,188 5% Chicago, IL $66,790 5% Charlotte, NC-SC $61,367 5% Inland Empire, CA $38,565 3% Indianapolis, IN $38,559 3% Other MSA/Metro Divisions $37,159 3% Raleigh, NC $37,082 3% Winston-Salem, NC $29,630 2% Other California $10,633 1% Las Vegas, NV $7,526 1% DISTRIBUTION BY MARKET AS A % OF TOTAL INVESTMENT- MARCH 31, 2015 (IN THOUSANDS)

EPS\Management Presentation\American Residential Properties - 602505097 WHERE DO OUR RESIDENTS WORK? 32 Top 5 Markets Combined (Phoenix, Dallas, Houston, Atlanta, & Nashville) 13.2% 11.0% 8.0% 7.9% 6.1% 5.5% 5.2% 4.7% 4.5% 4.4% 3.5% 3.2% 3.1% 2.5% 2.3% 2.2% 2.1% 2.0% 1.5% 1.5% 1.4% 1.2% 1.2% 1.2% 0.6% 0.1% Medical Services Education Retail Government Transportation Technology Financial Construction Automotive Restaurant Consulting Communications Military Real Estate Insurance Food and Beverage Energy Other Oil Entertainment Law Enforcement Hospitality Grocery Health and Fitness Photography Top 5 Markets Combined Medical 13.2% Services(1) 11.0% Education 8.0% Retail 7.9% Government 6.1% Transportation 5.5% Technology 5.2% Financial 4.7% Construction 4.5% Automotive 4.4% Restaurant 3.5% Consulting 3.2% Communications 3.1% Military 2.5% Real Estate 2.3% Insurance 2.2% Food and Beverage 2.1% Energy 2.0% Other(2) 1.5% Oil 1.5% Entertainment 1.4% Law Enforcement 1.2% Hospitality 1.2% Grocery 1.2% Health and Fitness 0.6% Photography 0.1% (1) “Services” refers to occupations within service industries included but not limited to legal administration, law offices, travel agencies, pest control, childcare, salons, cleaning services, landscaping and maintenance contractors, pool service, florists, equipment rentals, security services, etc. (2) “Other” refers to charities, non-profits, NGOs, and religious organizations & institutions

EPS\Management Presentation\American Residential Properties - 602505097 WHERE DO OUR RESIDENTS WORK? 33 Houston, TX 14.0% 10.7% 9.7% 7.4% 7.0% 6.3% 5.7% 5.1% 4.2% 3.7% 3.4% 3.0% 2.8% 2.5% 2.4% 2.2% 2.1% 1.3% 1.2% 1.2% 1.0% 0.9% 0.9% 0.9% 0.3% 0.1% Medical Services Education Transportation Retail Oil Construction Government Technology Consulting Energy Military Restaurant Insurance Automotive Food and Beverage Financial Communications Entertainment Law Enforcement Houston, Texas Medical 14.0% Services(1) 10.7% Education 9.7% Transportation 7.4% Retail 7.0% Oil 6.3% Construction 5.7% Government 5.1% Technology 4.2% Consulting 3.7% Energy 3.4% Military 3.0% Restaurant 2.8% Insurance 2.5% Automotive 2.4% Food and Beverage 2.2% Financial 2.1% Communications 1.3% Entertainment 1.2% Law Enforcement 1.2% Real Estate 1.0% Grocery 0.9% Hospitality 0.9% Other(2) 0.9% Health and Fitness 0.3% Photography 0.1% (1) “Services” refers to occupations within service industries included but not limited to legal administration, law offices, travel agencies, pest control, childcare, salons, cleaning services, landscaping and maintenance contractors, pool service, florists, equipment rentals, security services, etc. (2) “Other” refers to charities, non-profits, NGOs, and religious organizations & institutions

EPS\Management Presentation\American Residential Properties - 602505097 March 31, 2015 (unaudited) December 31, 2014 Assets Investment in real estate: Land $ 254,557 $ 249,151 Building and improvements 1,075,715 1,042,954 Furniture, fixtures and equipment 10,136 9,508 1,340,408 1,301,613 Less: accumulated depreciation (71,316) (58,010) Investment in real estate, net 1,269,092 1,243,603 Mortgage financings 19,458 21,097 Cash and cash equivalents 23,144 21,270 Restricted cash 15,381 11,473 Acquisition deposits 4 2,561 Rents and other receivables, net 4,406 4,583 Deferred leasing costs and lease intangibles, net 3,454 3,391 Deferred financing costs, net 13,101 13,037 Investment in unconsolidated ventures 25,427 25,691 Goodwill 3,500 3,500 Other, net 10,196 10,567 Total assets $ 1,387,163 $ 1,360,773 Liabilities and Equity Liabilities: Revolving credit facility $ 350,000 $ 311,000 Exchangeable senior notes, net 102,898 102,188 Securitization loan, net 340,757 340,675 Accounts payable and accrued expenses 19,104 23,507 Security deposits 9,008 7,919 Prepaid rent 3,288 2,919 Total liabilities 825,055 788,208 Equity: American Residential Properties, Inc. stockholders’ equity: Preferred stock, $0.01 par value, 100,000,000 shares authorized; no shares issued and outstanding — — Common stock, $0.01 par value, 500,000,000 shares authorized; 32,195,280 shares issued and outstanding at March 31, 2015 and December 31, 2014. 322 322 Additional paid-in capital 628,758 628,662 Accumulated other comprehensive loss (139) (96) Accumulated deficit (79,003) (68,101) Total American Residential Properties, Inc. stockholders’ equity 549,938 560,787 Non-controlling interests 12,170 11,778 Total equity 562,108 572,565 Total liabilities and equity $ 1,387,163 $ 1,360,773 BALANCE SHEET 34 Consolidated Balance Sheet (amounts in thousands)

EPS\Management Presentation\American Residential Properties - 602505097 STATEMENT OF OPERATIONS 35 Condensed Consolidated Statement of Operations (Amounts in thousands except share and per-share amounts) Three Months Ended (unaudited) March 31, 2015 December 31, 2014 March 31, 2014 Revenue: Self-managed rental revenue $ 25,289 $ 22,939 $ 14,562 Local operator rental revenue 1,353 1,175 1,368 Management services (related party) 68 72 113 Interest and other 782 985 1,411 Total revenue 27,492 25,171 17,454 Expenses: Property operating and maintenance 6,207 7,148 4,146 Real estate taxes 5,009 3,776 3,111 Homeowners’ association fees 658 640 460 Acquisition 57 758 67 Depreciation and amortization 15,145 14,338 9,464 General, administrative and other 4,220 3,749 3,720 Interest 7,316 7,604 4,230 Total expenses 38,612 38,013 25,198 Loss from continuing operations before equity in net income (loss) of unconsolidated ventures (11,120) (12,842) (7,744) Equity in net income (loss) of unconsolidated ventures 10 72 (50) Net loss (11,110) (12,770) (7,794) Net loss attributable to non-controlling interests 208 231 125 Net loss attributable to common stockholders $ (10,902) $ (12,539) $ (7,669) Basic and diluted loss per share: Net loss attributable to common stockholders $ (0.34) $ (0.39) $ (0.24) Weighted-average number of shares of common stock outstanding 32,160,983 32,156,181 32,130,733

EPS\Management Presentation\American Residential Properties - 602505097 NET LOSS TO FFO RECONCILIATION 36 The following is a reconciliation of net income (loss) (which we believe is the most comparable GAAP measure) to funds from operations, or FFO. Also presented is information regarding the weighted-average number of shares of our common stock outstanding used for the basic and diluted computation per share (amounts in thousands, expect share and per-share amounts): FFO is a widely recognized measure of REIT performance. We calculate FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (as computed in accordance with GAAP), excluding gains from disposition of property (but including impairments and provisions for losses on property held for sale), plus real estate-related depreciation and amortization (including capitalized leasing costs). 1) Based on a weighted-average interest in our Operating Partnership of approximately 98.13%, 98.18%, and 98.39% for the three months ended March 31, 2015, December 31, 2014, and March 31, 2014, respectively. 2) Assumes the issuance of potentially issuable shares unless the result would be anti-dilutive. Potentially issuable shares include operating partnership units, vested LTIP unit interests in the Company’s operating partnership (“LTIP units”), unvested LTIP units and unvested restricted common stock. Three Months Ended March 31, 2015 December 31, 2014 March 31, 2014 Net loss $ (11,110) $ (12,770) $ (7,794) Add: Depreciation and amortization of real estate assets 14,861 14,061 9,292 Less: Gain on sale of real estate (40) (111) — FFO $ 3,711 $ 1,180 $ 1,498 FFO attributable to common stockholders (1) $ 3,642 $ 1,159 $ 1,474 FFO per share of common stock, basic and diluted (2) $ 0.11 $ 0.04 $ 0.05 Weighted-average number of shares of common stock outstanding: Basic 32,160,983 32,156,181 32,130,733 Diluted (2) 32,850,721 32,815,752 32,755,110

EPS\Management Presentation\American Residential Properties - 602505097 FFO & CORE FFO RECONCILIATION 37 Reconciliation to FFO & Core FFO The following is a reconciliation of funds from operations (FFO) to Core FFO. Also presented is information regarding the weighted-average number of shares of our common stock outstanding used for the basic and diluted computation per share: ($ amounts in thousands, except share and per share amounts) Three Months Ended March 31, 2015 December 31, 2014 March 31, 2014 FFO $ 3,711 $ 1180 1498 Add: Acquisition expense (1) 57 758 67 Add: Severance Expense $ - 113 - Add: Noncash interest expense related to amortization of discount on debt 791 817 664 Core FFO $ 4,559 $ 2868 2229 Core FFO attributable to common stockholders (2) $ 4,474 $ 2816 2193 Core FFO per share of common stock Basic $ 0.14 $ 0.09 0.07 Diluted (3) $ 0.14 $ 0.09 0.07 Weighted average number of shares of common stock outstanding: Basic 32,160,983 32,156,181 32,130,733 Diluted (3) 32,850,721 32,815,752 32,755,110 (1) Includes acquisition expenses primarily related to costs incurred on acquired properties subject to an existing lease and accounted for as a business combination, in accordance with GAAP. (2) Based on a weighted-average interest in our Operating Partnership of approximately 98.13%, 98.18%, and 98.39% for the three months ended March 31, 2015, December 31, 2014, and March 31, 2014, respectively. (3) Assumes the issuance of potentially issuable shares unless the result would be anti-dilutive. Potentially issuable shares include operating partnership units, vested LTIP units, unvested LTIP units and unvested restricted common stock.